AMENDMENT NUMBER ONE TO

SENIOR SECURED CREDIT FACILITY AGREEMENT

THIS AMENDMENT NUMBER ONE TO SENIOR SECURED CREDIT FACILITY AGREEMENT (this “Amendment”) is made and entered into as of the 10th day of February, 2017 (the “Effective Date”), by and between VAPOR HUB INTERNATIONAL, INC., a Nevada corporation (“Borrower”), and PLY TECHNOLOGY (“Holder”).

RECITALS

A.

Borrower and Holder previously entered into that certain Senior Secured Credit Facility Agreement on December 23, 2016 (the “Agreement”);

B.

Borrower and Holder each desire to amend the Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

1.

Definitions.  Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Agreement.

2.

Amendments.  The Agreement is hereby amended as follows:

(a)

The reference to “February 15, 2017” appearing in the definition of “Maturity Date” is hereby deleted and replaced with “March 30, 2017”.

(b)

The reference to “February 28, 2017” appearing in Section 6.2 is hereby deleted and replaced with “March 30, 2017”.

3.

Miscellaneous.  Except as expressly set forth in this Amendment, all of the terms of the Agreement shall remain in full force and effect.  All references in the Agreement to “Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as and to the extent it is amended by this Amendment.  All references to the Agreement in the Loan Documents entered into in connection with the Agreement, as such documents have been amended, shall mean and be a reference to the Agreement as and to the extent it is amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

VAPOR HUB INTERNATIONAL INC,

a Nevada corporation

By:	/s/ Lori Winther
Lori Winther
Title:	Chief Financial Officer

PLY TECHNOLOGY.

By:	/s/ Thomas Li
Thomas Li
Title:	Chief Executive Officer